SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported)

June 18, 2004

Halliburton Company
(Exact name of registrant as specified in its charter)

State or other Jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

Delaware	1-3492	No. 75-2677995

1401 McKinney, Suite 2400
Houston, Texas 77010
(Address of principal executive offices)

Registrant's telephone number,
including area code – 713-759-2600

INFORMATION TO BE INCLUDED IN REPORT

Item 9. Regulation FD Disclosure.

On June 18, 2004 registrant issued a press release entitled “Halliburton 2004 Second Quarter Conference Call.”

The text of the press release is as follows:

HALLIBURTON 2004 SECOND QUARTER CONFERENCE CALL

HOUSTON, Texas - Halliburton (NYSE:HAL) will host a conference call on Friday, July 23, 2004, to discuss second quarter financial results. The call will begin at 9:00 AM Central Time (10:00 AM Eastern Time). The results will be released that morning before the market opens.

The press release concerning the 2004 second quarter earnings will be posted on the Halliburton web site www.halliburton.com. Please visit our website to listen to the call live via webcast. A replay will be available on our web site for seven days following the event. In addition, you may participate in the call by telephone at (913) 981-5508.

Halliburton, founded in 1919, is one of the world's largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services and Engineering and Construction Groups. The company’s World Wide Web site can be accessed at http://www.halliburton.com.

###

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: June 18, 2004	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Assistant Secretary